SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☑     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to Rule 14a-12

MEDIACOM COMMUNICATIONS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑     No fee required.
☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Copies of all communications to:
Robert L. Winikoff, Esq.
Sonnenschein Nath & Rosenthal LLP
1221 Avenue of the Americas
New York, New York 10020
(212) 768-6700

MEDIACOM COMMUNICATIONS CORPORATION
100 Crystal Run Road
Middletown, New York 10941

NOTICE OF THE 2004 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Mediacom Communications Corporation:

     The 2004 Annual Meeting of Stockholders of Mediacom Communications Corporation will be held at Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 24th Floor, New York, New York, at 10:00 a.m., local time, on Thursday, June 17, 2004, for the following purposes:

1.	To elect seven directors to serve for a term of one year.

2.	To approve the Non-Employee Directors Equity Incentive Plan.

3.	To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The record date for determining stockholders entitled to vote at the Annual Meeting is the close of business on April 23, 2004. The accompanying Proxy Statement contains additional information regarding the matters to be acted on at the Annual Meeting.

By Order of the Board of Directors,

Joseph E. Young

Secretary

Middletown, New York
May 14, 2004

Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and promptly return it in the enclosed, self-addressed envelope. No additional postage is required if mailed within the United States. Any stockholder may revoke his or her proxy at any time before this meeting by giving notice in writing to our Secretary, by granting a proxy bearing a later date or by voting in person at the meeting.

ITEM 1— ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
ITEM 2 — APPROVAL OF THE NON-EMPLOYEE DIRECTORS EQUITY INCENTIVE PLAN
ITEM 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

MEDIACOM COMMUNICATIONS CORPORATION
100 Crystal Run Road
Middletown, New York 10941

PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On

June 17, 2004

_____________________

     This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Directors of Mediacom Communications Corporation for the 2004 Annual Meeting of Stockholders to be held at Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 24th Floor, New York, New York, at 10:00 a.m., local time, on Thursday, June 17, 2004. We invite you to attend in person.

Voting Information

     Record date

     The record date for the Annual Meeting is April 23, 2004. You may vote all shares of our common stock that you owned as of the close of business on that date. On April 23, 2004, there were 89,969,317 shares of Class A common stock and 28,836,234 shares of Class B common stock outstanding. Each share of Class A common stock is entitled to one vote on each matter to be voted on at the Annual Meeting and each share of Class B common stock is entitled to ten votes. We are mailing this Proxy Statement and the accompanying form of proxy to stockholders on or about May 14, 2004.

     How to vote

     As described below, you may submit your proxy or voting instructions by mail, telephone or the Internet, even if you plan to attend the meeting.

     By mail. If you hold your shares through a securities broker (that is, in street name), please complete and mail the voting instruction card forwarded to you by your broker. If you hold your shares in your name as a holder of record, you can vote your shares by proxy by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope. A properly completed and returned proxy card will be voted in accordance with your instructions, unless you subsequently revoke your instructions.

     By telephone or by Internet. If you hold your shares in street name, your broker can advise whether you will be able to submit voting instructions by telephone or by the Internet.

     At the Annual Meeting. Submitting your proxy by mail, telephone or Internet does not limit your right to vote in person at the Annual Meeting if you later decide to do so. If you hold your shares in street name and want to vote in person at the Annual Meeting, you must obtain a proxy from your broker and bring it to the meeting.

     Revoking your proxy

     You can revoke your proxy at any time before your shares are voted at the meeting by: (i) sending a written notice to Joseph E. Young, Secretary, Mediacom Communications Corporation, 100 Crystal Run Road, Middletown, New York 10941; (ii) submitting a later proxy; or (iii) voting in person at the Annual Meeting. Merely attending the Annual Meeting will not revoke your proxy.

     Returning your proxy without indicating your vote

     If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted as follows: (i) FOR the election of the nominees for director named below; (ii) FOR the approval of the Non-Employee Directors Equity Incentive Plan; (iii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for 2004; and (iv) in accordance with the judgment of the person voting the proxy on any other matter properly brought before the meeting or any adjournment or postponement thereof.

     Withholding your vote, voting to “abstain” and “broker nonvotes”

     In the election of directors, you can withhold your vote for any of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. With regard to the other proposals, you can vote to “abstain.” If you vote to “abstain,” your shares will be counted as present at the meeting for purposes of that proposal and your vote will have the effect of a vote against the proposal. “Broker nonvotes” are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted. Broker nonvotes will not be counted for purposes of determining whether a proposal has been approved.

     Votes required to hold the Annual Meeting

     We need a majority of the voting power of our Class A common stock and Class B common stock outstanding on April 23, 2004 present, in person or by proxy, to hold the Annual Meeting.

     Votes required to elect directors and to adopt other proposals

     A plurality of the voting power of our Class A common stock and Class B common stock, voting together as one class, that are present in person or by proxy at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of the voting power of our Class A common stock and Class B common stock, voting together as one class, that are present in person or by proxy at the Annual Meeting is required to approve the Non-Employee Directors Equity Incentive Plan and for ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for 2004.

     As of the record date, Rocco B. Commisso beneficially owns approximately 80.4% of the voting power of our Class A common stock and Class B common stock, voting together as one class. See “Security Ownership of Certain Beneficial Owners and Management.” Accordingly, the affirmative vote of Mr. Commisso alone is sufficient to adopt each of the proposals to be submitted to the stockholders at the Annual Meeting. Mr. Commisso has advised us that he will vote all of his shares in favor of the proposals set forth in the notice attached to this Proxy Statement.

     Other matters to be decided at the Annual Meeting

     If any matters were to properly come before the Annual Meeting that are not specifically set forth on your proxy and in this Proxy Statement, the persons appointed to vote the proxies would vote on such matters in accordance with their best judgment.

     Postponement or adjournment of the Annual Meeting

     If the Annual Meeting were to be postponed or adjourned, your proxy would still be valid and might be voted at the postponed or adjourned meeting. You would still be able to revoke your proxy until it was voted.

Cost of Proxy Solicitation

     We will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting, may solicit your proxy by telephone or other means.

ITEM 1— ELECTION OF DIRECTORS

     Seven directors will be elected at the Annual Meeting. Each director will serve until the next annual meeting of stockholders and until their successors have been elected and qualified. At the meeting, the persons named in the enclosed form of proxy will vote the shares covered thereby for the election of the nominees named below to the Board of Directors unless instructed to the contrary.

     Each nominee is currently a director of our company. Rocco B. Commisso and Mark E. Stephan have been directors of Mediacom Communications Corporation since it was formed in November 1999 and were members of the executive committee of Mediacom LLC until the initial public offering of Mediacom Communications in February 2000. Immediately prior to the initial public offering, Mediacom Communications issued its common stock in exchange for all outstanding membership interests in Mediacom LLC. Accordingly, references to “we,” “our,” “us” and “predecessor” in the biographies that follow and elsewhere in this proxy statement for the periods prior to the initial public offering mean Mediacom LLC. Craig S. Mitchell, William S. Morris, Thomas V. Reifenheiser, Natale S. Ricciardi and Robert L. Winikoff became our directors upon the completion of the initial public offering in February 2000.

Name of Nominee	Age	Principal Occupation and Business Experience
Rocco B. Commisso	54	Mr. Commisso has 26 years of experience with the cable television industry and has served as our Chairman and Chief Executive Officer since founding our predecessor company in July 1995. From 1986 to 1995, he served as Executive Vice President, Chief Financial Officer and a director of Cablevision Industries Corporation. Prior to that time, Mr. Commisso served as Senior Vice President of Royal Bank of Canada’s affiliate in the United States from 1981, where he founded and directed a specialized lending group to media and communications companies. Mr. Commisso began his association with the cable industry in 1978 at The Chase Manhattan Bank, where he managed the bank’s lending activities to communications firms including the cable industry. He serves on the board of directors and executive committees of the National Cable Television Association and Cable Television Laboratories, Inc., and on the board of directors of C-SPAN. Mr. Commisso holds a Bachelor of Science in Industrial Engineering and a Master of Business Administration from Columbia University.
Craig S. Mitchell	45	Mr. Mitchell has held various management positions with Morris Communications Company, LLC for more than the past five years. He currently serves as its Senior Vice President of Finance, Treasurer and Secretary and is also a member of its board of directors.
William S. Morris III	69	Mr. Morris has served as the Chairman and Chief Executive Officer of Morris Communications for more than the past five years. He was the Chairman of the board of directors of the Newspapers Association of America for 1999-2000.
Thomas V. Reifenheiser	68	Mr. Reifenheiser served for more than five years as a Managing Director and Group Executive of the Global Media and Telecom Group of Chase Securities Inc. until his retirement in September 2000. He joined Chase in 1963 and had been the Global Media and Telecom Group Executive since 1977. He also had been a director of the Management Committee of The Chase Manhattan Bank. Mr. Reifenheiser is a member of the board of directors of Cablevision Systems Corporation and Lamar Advertising Company.

Name of Nominee	Age	Principal Occupation and Business Experience
Natale S. Ricciardi	55	Mr. Ricciardi has held various management positions with Pfizer Inc. for more than the past five years. Mr. Ricciardi joined Pfizer in 1972 and currently serves as its Vice President, U.S. Manufacturing, with responsibility for all of Pfizer’s U.S. manufacturing facilities.
Mark E. Stephan	47	Mr. Stephan has 17 years of experience with the cable television industry and has served as our Executive Vice President, Chief Financial Officer and Treasurer since 2003. Prior to that he was Senior Vice President, Chief Financial Officer and Treasurer since the commencement of our operations in March 1996. Before joining us, Mr. Stephan served as Vice President, Finance for Cablevision Industries from July 1993. Prior to that time, Mr. Stephan served as Manager of the telecommunications and media lending group of Royal Bank of Canada.
Robert L. Winikoff	57	Mr. Winikoff has been a partner of the law firm of Sonnenschein Nath & Rosenthal LLP since August 2000. Prior thereto, he was a partner of the law firm of Cooperman Levitt Winikoff Lester & Newman, P.C. for more than five years. Sonnenschein Nath & Rosenthal LLP currently serves as our outside general counsel and prior to such representation Cooperman Levitt Winikoff Lester & Newman, P.C. served as our outside general counsel since 1995.

     Morris Communications Corporation held membership interests in Mediacom LLC immediately prior to the initial public offering of Mediacom Communications Corporation common stock. These membership interests were exchanged for shares of our Class A Common Stock at the time of the initial public offering in February 2000. A letter, dated November 4, 1999, from Mediacom LLC to Morris Communications Corporation refers to an “understanding” regarding various matters concerning the formation of Mediacom Communications Corporation and its initial public offering, which was referred to as “the IPO entity” in the letter. That letter includes a paragraph that states that Morris Communications Corporation “shall have the right to designate (i) two seats on the IPO entity’s board of directors so long as it has at least 20% ownership interest in the IPO entity and (ii) one seat on the IPO entity’s board of directors so long as it has at least 10% ownership interest in the IPO entity.” At the time of the initial public offering, Morris Communications Corporation designated Messrs. Morris and Mitchell as its Board designees under the letter agreement. Messrs. Morris and Mitchell are being nominated for re-election to the Board at the Annual Meeting without reference to the designation right, if any, under the letter agreement.

Committees of the Board of Directors

     Our Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors had a Stock Option Committee which consisted of Thomas V. Reifenheiser and Natale S. Ricciardi. In April 2003, the Board of Directors disbanded the Stock Option Committee and delegated the functions formerly performed by the Stock Option Committee to the Compensation Committee.

     We are a “Controlled Company” (as defined in Rule 4350(c)(5) of The Nasdaq Stock Market) because Rocco B. Commisso holds approximately 80.4% of our voting power. As a “Controlled Company,” we are exempt from having an independent board of directors, an independent compensation committee and an independent nominating committee. Although we have an independent board of directors and an independent compensation committee, the Board has determined not to establish a nominating committee; nominees for election as directors are selected by the Board of Directors.

     The Audit Committee consists of three directors, Thomas V. Reifenheiser (Chairman), Craig S. Mitchell and Natale S. Ricciardi. The Board of Directors has determined that each member of the Audit Committee meets the Nasdaq Marketplace Rule definition of “independent” for audit committee purposes. The Board of Directors has also determined that Thomas V. Reifenheiser meets the SEC definition of an “audit committee financial expert.” Information regarding the Audit Committee and its functions and responsibilities is included in this Proxy Statement under the caption “Report of the Audit Committee” below.

     The Compensation Committee consists of three directors, Natale S. Ricciardi (Chairman), William S. Morris III and Thomas V. Reifenheiser. The Board of Directors has determined that each member of the Compensation Committee meets the Nasdaq Marketplace Rule definition of “independent” for compensation committee purposes. Each of the members of the Compensation Committee is an “outside director” under Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Compensation Committee is responsible for approving the compensation for our chief executive officer and, based on recommendations made by our chief executive officer, approving the compensation of other executive officers. The Compensation Committee also administers our 2003 Incentive Plan and 2001 Employee Stock Purchase Plan.

     Each committee has the power to engage independent legal, financial or other advisors, as it may deem necessary, without consulting or obtaining the approval of the Board of Directors or any officer of the Company.

Meetings of the Board of Directors and Committees

     During 2003, there were nine meetings of the Board of Directors, six meetings of the Audit Committee and eight meetings of the Compensation Committee. Each director attended all of the meetings of the Board of Directors and each director attended all of the meetings of each Committee of which he was a member.

Independence of Majority of Board Directors

     Our Board of Directors has determined that each of our non-employee directors (Messrs. Morris, Mitchell, Reifenheiser, Ricciardi and Winikoff), who collectively constitute a majority of the Board, meets the general independence criteria set forth in the Nasdaq Marketplace Rules.

Director Nominations and Qualifications

     As noted above, the Board of Directors has no nominating committee. The Board has determined that given its relatively small size, and that there have historically been no vacancies on the Board, the function of a nominating committee could be performed by the Board as a whole without unduly burdening the duties and responsibilities of the Board members. The Board does not currently have a charter or written policy with regard to the nominating process. The nominations of the directors standing for election at the 2004 Annual Meeting were unanimously approved by the Board of Directors.

     At this time, we do not have a formal policy with regard to the consideration of any director nominees recommended by our stockholders because historically we have not received nominations from our stockholders and the costs of establishing and maintaining procedures for the consideration of stockholder nominations would be unduly burdensome. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees recommended by Board members, management or other parties are evaluated. Any stockholder nominations proposed for consideration should include the nominee’s name and qualifications for Board membership and should be addressed to: Mark E. Stephan, Executive Vice President, Chief Financial Officer and Treasurer, Mediacom Communications Corporation, 100 Crystal Run Road, Middletown, NY 10941. We do not intend to treat stockholder recommendations in any manner different from other recommendations.

     Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, in making its nominations, the Board of Directors considers, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting us, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

Executive Sessions of Independent Directors

     The independent members of the Board of Directors meet in executive session, without any employee directors or other members of management in attendance, each time the full Board convenes for a regularly scheduled meeting, and, if the Board convenes a special meeting, the independent directors may meet in executive session if the circumstances warrant.

Code of Ethics

     The Audit Committee has adopted a Code of Ethics applicable to our principal executive officer, principal financial officer and principal accounting officer. We have made the Code of Ethics available on our website at www.mediacomcc.com under the heading “Corporate Information.”

Stockholder Communication with Board Members

     We maintain contact information for stockholders, both telephone and email, on our website (www.mediacomcc.com) under the heading “Corporate Information.” By following the Corporate Information link, a stockholder will be given access to our telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for our Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication. In addition, communications received via telephone for the Board are forwarded to the Board by one of our officers.

Board Member Attendance at Annual Meetings

     Our Board of Directors does not have a formal policy regarding attendance of directors at our annual stockholder meetings. Six of our seven directors attended our 2003 annual meeting of stockholders.

The Board of Directors recommends a vote FOR the election of each of the director nominees named herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management and Directors

     The following table sets forth certain information regarding the ownership of our common stock as of April 23, 2004 by:

•	each director;

•	each officer named in the summary compensation table elsewhere in this proxy statement; and

•	all directors and executive officers as a group.

     The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

     Unless otherwise indicated below, each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Holders of Class A common stock are entitled to one vote per share, while holders of Class B common stock are entitled to ten votes per share. Holders of both classes of common stock will vote together as a single class on all matters presented for a vote, except as otherwise required by law. Percentage of beneficial ownership of Class A common stock is based on 89,969,317 shares of Class A common stock outstanding and percentage of beneficial ownership of Class B common stock is based on 28,836,234 shares of Class B common stock outstanding. Unless otherwise indicated, the address of each beneficial owner of more than 5% of Class A or Class B common stock is Mediacom Communications Corporation, 100 Crystal Run Road, Middletown, New York 10941.

	Class A Common Stock				Class B Common Stock
										Percent of Vote as
Name of Beneficial Owner	Stock		Options (7)	Percent of Class	Stock		Options (7)		Percent of Class	a Single Class
Directors
Rocco B. Commisso	25,705		38,149	*	28,836,234	(8)	8,148,892	(11)	100.0%	80.4%
Mark E. Stephan	25		15,989	*	387,222	(9) (10)	95,014	(9)	1.7%	1.3%
William S. Morris III	28,309,674	(4)	24,800	31.5%	—		—		—	7.5%
Craig S. Mitchell	28,399,674	(5)	34,800	31.6%	—		—		—	7.5%
Thomas V. Reifenheiser	10,000		24,800	*	—		—		—	*
Natale S. Ricciardi	10,000		24,800	*	—		—		—	*
Robert L. Winikoff	45,000	(6)	34,800	*	—		—		—	*
Named Executive Officers (1)
James M. Carey (2)	101,136		37,434	*	—		53,208	(9)	*	*
Joseph Van Loan (3)	15,003		25,312	*	263,311	(9)	64,610	(9)	1.1%	*
John G. Pascarelli	83,936		40,676	*	—		30,405	(9)	*	*
Italia Commisso Weinand	263,866		25,312	*	—		64,610	(9)	*	*
All Executive Officers and Directors as a Group (13 persons)	28,874,026		367,102	32.4%	28,836,234		8,148,892		100.0%	86.7%

*	Represents beneficial ownership of less than 1%.

(1)	Excluding Rocco B. Commisso, our Chairman and Chief Executive Officer, and Mark E. Stephan, our Executive Vice President, Chief Financial Officer and Treasurer, who are named above.

(2)	Due to his new responsibilities, Mr. Carey is no longer deemed to be an executive officer of our company.

(3)	As of February 1, 2004, Mr. Van Loan retired from our company. We have engaged Mr. Van Loan as a consultant on an on-going basis.

(4)	Represents shares held by Morris Communications Company, LLC and Shivers Investments, a subsidiary of Morris Communications. Mr. Morris and his spouse control Morris Communications. The address of Mr. Morris is c/o Morris Communications, 725 Broad Street, Augusta, Georgia 30901.

(5)	Includes 28,309,674 shares of Class A common stock held by Morris Communications and Shivers Investments. Mr. Mitchell is Vice President of Finance, Treasurer and Secretary of each of Morris Communications and Shivers Investments. Mr. Mitchell disclaims any beneficial ownership of the shares held by Morris Communications and Shivers Investments. The address of Mr. Mitchell is c/o Morris Communications, 725 Broad Street, Augusta, Georgia 30901.

(6)	Includes 30,000 shares held by a limited liability company for which Mr. Winikoff serves as manager. Mr. Winikoff disclaims beneficial ownership of the shares held by the limited liability company except to the extent of his pecuniary interest therein.

(7)	Represent options that are currently exercisable or will be exercisable within 60 days of the record date.

(8)	Includes 672,217 shares of Class B common stock owned of record by other stockholders, for which Mr. Commisso holds an irrevocable proxy, representing all remaining shares of Class B common stock outstanding.

(9)	Such beneficial owner has granted Mr. Commisso an irrevocable proxy with respect to such shares.

(10)	Includes 125,000 shares subject to a Forward Purchase Agreement, dated June 5, 2003, with an unaffiliated third party, pursuant to which Mr. Stephan has agreed to deliver to such third party in June 2004 up to 125,000 of such shares, or in lieu thereof, to pay the amount due thereunder in cash.

(11)	Includes 344,331 shares of Class B common stock underlying options issued to other executive and non-executive employees of our company. Mr. Commisso holds an irrevocable proxy with respect to such shares.

Securities Owned by Certain Beneficial Owners

     The following table reports beneficial ownership of our common stock of the only persons known by us to beneficially own more than 5% of our common stock (other than Rocco B. Commisso) based on statements on Schedule 13G filed by these holders with the Securities and Exchange Commission.

	Class A Common		Percent of Vote As
Name of Beneficial Owner	Stock Number	Percent of Class	a Single Class
Morris Communications Company, LLC (1)	28,309,674	31.5%	7.5%
Shivers Investments, LLC (1)	18,809,674	20.9%	5.0%
Neuberger Berman, Inc. (2)	11,968,619	13.3%	3.2%
Eubel Brady & Suttman Asset Management (3)	7,846,930	8.7%	2.1%
Delaware Management Holdings (4)	7,029,648	7.8%	1.9%
Capital Group International, Inc.(5)	5,416,420	6.0%	1.4%

(1)	Based on information contained in a Schedule 13G jointly filed by Morris Communications Company, LLC (formerly Morris Communications Corporation), Shivers Investments, LLC, a subsidiary of Morris Communications Company, LLC, and William S. Morris III on February 14, 2002. The address of Morris Communications and Shivers Investments is 725 Broad Street, Augusta, Georgia 30901.

(2)	Based on information contained in a Schedule 13G jointly filed by Neuberger Berman, Inc. and Neuberger Berman, LLC on February 9, 2004, Neuberger Berman, Inc. and Neuberger Berman, LLC have (i) sole power to vote, or direct the vote of, 8,606,119 shares of our Class A common stock and (ii) shared power to dispose, or direct the disposition, of 11,968,619 shares of our Class A common stock. These shares are held by various mutual funds of Neuberger Berman, Inc. The address of Neuberger Berman, Inc. and Neuberger Berman, LLC is 605 Third Avenue, New York, New York 10158-3698.

(3)	Based on information contained in a Schedule 13G jointly filed by Eubel Brady & Suttman Asset Management Inc., Ronald Eubel, Mark Brady, Robert Suttman, William Hazel and Bernard Holtgrieve on February 17, 2004, such persons have shared power to vote or direct the vote, and shared power to dispose, or direct the disposition, of 7,846,930 shares of our Class A common stock. These shares are held by Eubel Brady & Suttman Asset Management Inc. The address of Eubel Brady & Suttman Asset Management Inc. is 7777 Washington Village Drive, Dayton, Ohio 45459.

(4)	Based on information contained in a Schedule 13G jointly filed by Delaware Management Holdings and Delaware Management Business Trust on February 9, 2004, Delaware Management Holdings and Delaware Management Business Trust each have (i) sole power to vote, or to direct the vote of, 7,020,222 shares of our Class A common stock, (ii) sole power to dispose, or direct the disposition, of 7,021,348 shares of our Class A common stock, (iii) shared power to vote, or direct the vote of, 273 shares of our Class A common stock and (iv) shared power to dispose, or direct the disposition, of 8,300 shares of our Class A common stock. The address of Delaware Management Holdings and Delaware Management Business Trust is 2005 Market Street, Philadelphia, Pennsylvania 19103.

(5)	Based on information contained in a Schedule 13G jointly filed by Capital Group International, Inc. and Capital Guardian Trust Company on February 13, 2004, Capital Group International is deemed to have sole power to vote, or direct the vote of, 3,524,290 shares of our Class A common stock and sole power to dispose, or direct the disposition, of 5,416,420 shares of our Class A common stock and Capital Guardian Trust is deemed to have sole power to vote, or direct the vote of, 3,354,690 shares of our Class A common stock and sole power to dispose, or direct the disposition, of 5,246,820 shares of our Class A common stock. These shares are held by a group of investment management company subsidiaries of Capital Group International. The address of Capital Group International and Capital Guardian Trust Company is 11100 Santa Monica Boulevard, Los Angeles, California 90025.

EXECUTIVE COMPENSATION

Report of the Compensation Committee

     In April 2003, the Board reconstituted our company’s Compensation Committee (the “Committee”) to consist of three independent directors and authorized and directed the Committee to review our company’s current compensation policies and, more specifically, to research and explore the levels and types of compensation normally provided in the marketplace for the chief executive officer of companies comparable to our company, with the objective of using the results of such research and exploration to develop a market-based, competitive compensation package for our Chairman and Chief Executive Officer, Mr. Commisso. As reconstituted, the Committee is comprised of three directors, William S. Morris III, Thomas V. Reifenheiser and Natale S. Ricciardi, none of whom is an officer or employee of our company, and each of whom is an “independent director” as defined in the rules of the Nasdaq Stock Market as well as an “outside director” as defined in Section 162(m) of the Internal Revenue Code. Mr. Ricciardi was appointed Chairman of the Committee in March 2004. The Board specifically authorized and directed the Committee to develop and evaluate a proposal for the terms of an appropriate compensation package for our chief executive officer and to exercise all of the powers of the Board with respect to such matter and all other matters relating to the terms and conditions of our chief executive officer’s employment and compensation including, without limitation, the power to approve any such terms and conditions agreed upon with the chief executive officer. The Committee is also responsible for approving, based on recommendations made by our chief executive officer, the compensation of other executive officers of our company.

     The compensation policy of the Committee is focused on attracting, motivating and retaining highly skilled and effective executives who can achieve long-term success in an increasingly competitive business environment and whose services our company needs to maximize its return to stockholders. The philosophy behind this policy is premised on the belief that an executive’s compensation should reflect his individual performance and the overall performance of our company, with an appropriate balance maintained among the weightings of these potentially disparate performance levels. The compensation policy requires flexibility in order to ensure that our company can continue to attract and retain executives with unique and special skills critical to success. Flexibility is also necessary to permit adjustments in compensation in light of changes in business and economic conditions. The fixed and performance-variable compensation of each executive officer is reviewed annually by the Committee.

     During 2003, the Committee, with the assistance of an executive compensation consulting firm retained by the Committee, conducted a review of the levels and types of compensation normally provided in the marketplace for the chief executive officer of companies comparable to our company. This process also considered the reports of two additional independent executive compensation consultants. The consultants reviewed and assessed Mr. Commisso’s compensation package to determine whether it was market competitive and provided the appropriate balance between fixed and performance-variable pay to ensure that the package appropriately reflects the risks and challenges facing our chief executive officer. The consultants reviewed with the Committee survey data regarding compensation practices and payments by companies of comparable size and the relationships between measures of company size and performance and corresponding chief executive officer pay levels. The comparison group selected by the consultants consists of cable and other broadband media and other communications companies, although the comparative companies are not necessarily the same companies included in the indices used in the performance graph that follows, as our company’s competitors for executive talent are not limited to such companies. Based on the consultants’ reports, the Committee concluded that Mr. Commisso’s total compensation was significantly below that of chief executive officers of the comparative companies. Based on the consultants’ recommendations, the Committee determined to target Mr. Commisso’s total compensation (both fixed and performance-variable pay) at the 75th percentile of competitive market levels, as warranted by annual performance. Based on the consultants’ recommendations and after negotiations with Mr. Commisso, the Committee approved a new compensation package for Mr. Commisso consistent with the parameters outlined above. This compensation package resulted in a substantial increase in Mr. Commisso’s total compensation for 2003 as reflected in the Summary Compensation Table.

     Effective July 1, 2003, the 2003 salaries of Messrs. Stephan and Pascarelli and Ms. Weinand were increased over their salaries for 2002. Mr. Pascarelli received an increase in base salary due to his promotion to executive vice president. Cash bonuses awarded for 2003 were higher than 2002, and stock options were granted to certain executive officers in 2003 as reflected in the Summary Compensation Table. Salary increases, cash bonuses and stock option grants for each executive officer (except for our chief executive officer) were approved by the Committee based on recommendations made by our chief executive officer and the overall performance of the company. In evaluating the overall performance of the company, the Committee considered several measures of financial and operating performance (including growth in revenues, growth in operating income before depreciation and amortization, revenues per employee and subscribers per employee). The Committee also considered other factors including the timely completion of our company’s cable network upgrade within budgeted costs.

     The Committee intends to evaluate the overall compensation packages of executive officers other than Mr. Commisso in 2004 to determine whether these officers’ existing compensation arrangements are competitive and strike an appropriate balance between fixed pay and performance-variable pay. Depending on the outcome of this review, the Committee may increase these executive officers’ base salary, cash bonuses and/or or stock options in 2004, as warranted by performance.

Effect of Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code limits deductions for certain executive compensation in excess of $1 million for the taxable year. Certain types of compensation in excess of $1 million are deductible only if: (i) performance goals are specified in detail by a Committee comprised solely of two or more outside directors; (ii) the material terms of the compensation, including the performance goals, are disclosed to the stockholders and approved by a majority vote of the stockholders prior to payment of such compensation; and (iii) the Committee certifies that the performance goals and any other material terms under which the compensation is to be paid were in fact satisfied. Mr. Commisso’s 2003 bonus (which was paid in 2004) is not subject to the performance-based compensation exception of Section 162(m). As a result, to the extent that his total compensation exceeds $1 million, a portion of his 2003 bonus will be non-deductible.

     While the Committee will continue to give due consideration to the deductibility of compensation payments on future compensation arrangements with the company’s executive officers, the Committee will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of the company and its stockholders, and deductibility will be only one among a number of factors used by the Committee in making its compensation decisions. Accordingly, the company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m).

Compensation Committee of the Board of Directors

William S. Morris III
Thomas V. Reifenheiser
Natale S. Ricciardi

Compensation Committee Interlocks and Insider Participation

     Since April 2003, the Compensation Committee has consisted entirely of Messrs. Ricciardi, Morris and Reifenheiser, none of whom is an officer or employee of our company or any of our subsidiaries and each of whom is an “independent director” as defined in the rules of the Nasdaq Stock Market, as well as an “outside director” as defined in Section 162(m) of the Internal Revenue Code.

Executive Compensation Summary

     Except where otherwise indicated, the table below summarizes the compensation paid in 2003, 2002 and 2001 to our Chief Executive Officer and our most highly compensated executive officers in 2003.

SUMMARY COMPENSATION TABLE

						Long-Term
						Compensation
		Annual Compensation				Awards

						Number of Shares
					Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus		Compensation (3)	Options(5)	Compensation (6)
Rocco B. Commisso	2003	$800,000	$600,000		—	450,000	—
Chairman and Chief	2002	$100,000	—		$19,476 (4)	—	—
Executive Officer	2001	$100,000	$399	(1)	—	—	—

Mark E. Stephan	2003	$230,000	$36,000		—	40,000	$4,583
Executive Vice President,	2002	$220,000	$15,400		—	—	$4,400
Chief Financial Officer	2001	$210,000	$5,899	(1)	—	20,000	$846

James M. Carey	2003	$202,500	$20,448	(2)	—	30,000	—
Senior Vice President,	2002	$202,500	$14,175		—	—	—
Operations	2001	$185,000	$5,500		—	20,000	—

Joseph Van Loan	2003	$210,000	$21,000		—	—	—
Senior Vice President,	2002	$210,000	$14,700		—	—	—
Technology	2001	$205,000	$5,899	(1)	—	15,000	—

John G. Pascarelli	2003	$192,500	$33,198	(2)	—	40,000	—
Executive Vice President,	2002	$165,000	$11,500		—	—	—
Operations	2001	$155,000	$5,500		—	15,000	—

Italia Commisso Weinand
Senior Vice President,	2003	$182,500	$28,500		—	30,000	—
Programming and Human	2002	$175,000	$12,250		—	—	—
Resources	2001	$165,000	$5,899	(1)	—	15,000	—

(1)	Includes $399 which represents the value of 25 shares of Class A common stock received as part of a long-term service award on the date of grant (December 12, 2001). Such shares had an aggregate value of $216 on December 31, 2003.

(2)	Includes $198 which represents the value of 25 shares of Class A common stock received as part of a long-term service award on the date of grant (December 1, 2003). Such shares had an aggregate value of $216 on December 31, 2003.

(3)	In accordance with SEC rules, amounts less than the lesser of $50,000 or 10% of the total of annual salary and bonus have been omitted.

(4)	Represents transportation-related benefits.

(5)	Represents options to purchase shares of Class A common stock. All of these options were granted under the 2003 Incentive Plan.

(6)	Represents employer contributions to a 401(k) plan.

Stock Option Grants During 2003

     The table below sets forth information concerning individual grants of stock options made during fiscal 2003 to the named executive officers in the Summary Compensation Table.

	Number of Shares of		Percent of
	Common Stock		Total Options	Exercise
	Underlying Options		Granted to	Price Per		Grant Date Present
Name	Granted (1)		Employees	Share	Expiration Date	Value (4)
Rocco B. Commisso	450,000	(2)	44.60%	$8.80	12/30/13	$1,904,296
Mark E. Stephan	40,000	(3)	3.96%	$7.58	11/28/13	$145,804
James M. Carey	30,000	(3)	2.97%	$7.58	11/28/13	$109,353
Joseph Van Loan	—		—	—	—	—
John G. Pascarelli	40,000	(3)	3.96%	$7.58	11/28/13	$145,804
Italia Commisso Weinand	30,000	(3)	2.97%	$7.58	11/28/13	$109,353

(1)	Shares of Class A common stock.

(2)	The options vest in three equal annual installments beginning on December 30, 2004.

(3)	The options vest in four equal annual installments beginning on November 28, 2004.

(4)	We estimated the Grant Date Present Value of the options in this table using the Black-Scholes option pricing model. All stock option valuation models, including the Black-Scholes model, require various assumptions, including a prediction about the future movement of the stock price. We made the following assumptions for purposes of calculating the Grant Date Present Value: a holding period of six years, stock volatility of 45%, no dividend yield, and a risk-free interest rate of 3.6%.

Year-End 2003 Option Values

     The table below sets forth information at fiscal year-end 2003 concerning stock options held by the named executive officers in the Summary Compensation Table. No options held by such individuals were exercised during 2003.

	Number of Shares of Common
	Stock Underlying				Value of Unexercised
	Unexercised Options				In-The-Money Options
	at December 31, 2003				at December 31, 2003
Name	Exercisable		Unexercisable		Exercisable	Unexercisable
Rocco B. Commisso	7,842,710	(1)	450,000	(7)	—	—
Mark E. Stephan	106,006	(2)	53,994	(7)	—	$42,800
James M. Carey	80,283	(3)	54,717	(7)	—	$32,100
Joseph Van Loan	82,844	(4)	17,156	(7)	—	—
John G. Pascarelli	60,162	(5)	64,838	(7)	—	$42,800
Italia Commisso Weinand	82,844	(6)	47,156	(7)	—	$32,100

(1)	Represents options to purchase 38,149 shares of Class A common stock and 7,804,561 shares of Class B common stock.

(2)	Represents options to purchase 10,992 shares of Class A common stock and 95,014 shares of Class B common stock.

(3)	Represents options to purchase 27,075 shares of Class A common stock and 53,208 shares of Class B common stock.

(4)	Represents options to purchase 18,234 shares of Class A common stock and 64,610 shares of Class B common stock.

(5)	Represents options to purchase 29,757 shares of Class A common stock and 30,405 shares of Class B common stock.

(6)	Represents options to purchase 18,234 shares of Class A common stock and 64,610 shares of Class B common stock.

(7)	Represents options to purchase shares of Class A common stock granted under the 2003 Incentive Plan.

Employment Arrangements

     Mark E. Stephan, James M. Carey, Joseph Van Loan, John G. Pascarelli, Italia Commisso Weinand and certain other of our employees entered into employment arrangements in November 1999 setting forth the terms of their at-will employment with us. Each of the employment arrangements also provides that if we terminate the employee’s employment without cause, the employee is entitled to a severance payment equal to six months of base salary and precludes the employee from competing with us for a period of three years following termination.

     As of December 28, 2003, we entered into an employment arrangement with Rocco B. Commisso, which arrangement provides for an annual base salary, effective as of January 1, 2003, of $800,000 and a bonus for 2003 of up to 150% of his 2003 base salary. Pursuant to this employment arrangement, Mr. Commisso received a bonus of $600,000 in 2004 for his services in 2003. In addition, on December 30, 2003, Mr. Commisso was awarded an option to purchase 450,000 shares of our Class A common stock, which option vests in three equal installments on the first, second and third anniversaries of the award date. The exercise price of the option is $8.80 per share, based upon the closing market price of our Class A common stock as of the last trading day before the award. The options will automatically convert to options to purchase 450,000 shares of our Class B common stock should Mr. Commisso’s options to purchase 6,855,669 shares of Class B common stock expire unexercised. Mr. Commisso also has an annual allowance of $100,000 to cover certain fringe benefits, and in the event of his permanent disability or death, Mr. Commisso or his estate will receive a payment of $4,000,000.

Compensation of Directors

     Our non-employee directors were each paid a $25,000 annual retainer fee for serving on the Board during 2003 and a stock option award representing 10,000 shares of Class A common stock. In addition, Mr. Reifenheiser, as Chairman of the Audit Committee, and Mr. Ricciardi, in recognition of his leadership role in the Compensation Committee, received annual payments of $10,000 and $5,000, respectively. Non-employee directors received reimbursement of out-of-pocket expenses incurred for each board meeting or committee meeting attended.

Performance Graph

     The graph below compares the performance of our Class A common stock with the performance of the Nasdaq National Market Composite Index and a peer group of comparable cable companies from February 4, 2000, the date our Class A common stock commenced trading, through December 31, 2003. The performance graph assumes that an investment of $100 was made in our Class A common stock and in each index on February 4, 2000, and that all dividends, if any, were reinvested. The historical price performance of our Class A common stock is not necessarily indicative of future price performance.

COMPARISONS OF CUMULATIVE TOTAL RETURNS

	2/4/00	12/31/00	12/31/01	12/31/02	12/31/03
Mediacom Communications Corporation	100	90	96	46	46
Peer Group Index(1)	100	86	74	45	59
Nasdaq National Market Composite Index.	100	58	46	31	47

(1)	The Peer Group Index consists of Charter Communications, Inc., Comcast Corporation (Class A Special common stock), Cox Communications, Inc. and Insight Communications Company, Inc. The returns of the Peer Group Index are weighted according to the respective issuer’s market capitalization.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Investment banking firms or their affiliates have in the past engaged in transactions with and performed services for our affiliates and us in the ordinary course of business, including commercial banking, financial advisory and investment banking services. Furthermore, these companies or their affiliates may perform similar services for our affiliates and us in the future. Affiliates of certain of these companies are agents and lenders under our subsidiary credit facilities. The Bank of New York, an affiliate of BNY Capital Markets, Inc., acts as trustee for our senior notes and our convertible senior notes.

ITEM 2 — APPROVAL OF THE NON-EMPLOYEE DIRECTORS EQUITY INCENTIVE PLAN

Introduction

     The Board of Directors approved and adopted the Mediacom Communications Corporation Non-Employee Directors Equity Incentive Plan (the “Plan”) effective March 11, 2004, subject to stockholder approval. The Plan authorizes the award of stock options, restricted shares, deferred stock and dividend equivalent rights to non-employee directors of our company. In addition, the Plan permits each non-employee director to receive all or any portion of his or her directors fees in our common stock. The stockholders are being asked to approve the Plan to allow our company to comply with the Nasdaq Stock Market rules requiring shareholder approval of equity compensation plans.

     Subject to stockholder approval, the Plan authorizes the issuance of up to 500,000 shares of our Class A common stock for delivery with respect to awards granted under the Plan.

     A full copy of the Plan is attached as Annex A hereto. The material features of the Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the Plan.

Purpose

     The Plan is intended to attract and retain highly qualified persons to serve as non-employee directors of our company and to promote ownership by such non-employee directors of a greater proprietary interest in our company, thereby aligning such non-employee directors’ interests more closely with the interests of our stockholders.

Administration

     The Plan will be administered by the Board of Directors. Subject to the terms of the Plan, the Board has full power and discretion to determine when, to whom awards and in what type and amounts awards will be granted; to determine the terms and conditions of awards; to amend or change the terms of any award agreement, including but not limited to the term, the vesting schedule and/or the exercise price; to cancel, with the grantee’s consent, outstanding awards and to grant new awards in substitution therefor; to determine and change the conditions, restrictions and limitations relating to any award; to determine the settlement, cancellation, forfeiture, exchange or surrender of any award; to make adjustments in the terms and conditions of awards in recognition of unusual or nonrecurring events including, but not limited to, changing the exercise price of any award; to construe and interpret the Plan and any award agreement; to establish, amend and revoke rules and regulations for the administration of the Plan; to make all determinations deemed necessary or advisable for administration of the Plan; and to exercise any powers and perform any acts it deems necessary or advisable to administer the Plan. The Board may appoint such agents as it deems advisable to administer the Plan.

Eligibility

     Only non-employee directors are eligible to receive awards under the Plan.

Offering of Common Stock

     500,000 shares of our Class A common stock will be available under the terms of the Plan for issuance in settlement of awards. The term “shares” or “stock” in this summary refers to our Class A common stock.

     The stock delivered to settle awards made under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the Plan. If any award, or shares subject to any award, granted under the Plan are forfeited or otherwise terminated without delivery of shares, the shares subject to such awards will again be available for issuance under the Plan. In addition, if any shares are withheld as payment for shares issued upon exercise of an award, the shares withheld will again be available for grant under the Plan. If any shares previously owned by the grantee are surrendered as payment for shares issued upon exercise of an award, the surrendered shares will be added back to the total number of shares available for issuance under the Plan.

     If a dividend or other distribution, recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme or arrangement, split-up, spin-off or combination, or similar transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of grantees, the Board will make such equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be issued in connection with awards (whether or not then outstanding) and the exercise price relating to an award.

Summary of Awards under the Plan

     The Plan permits the granting of any or all of the following types of awards to all grantees:

•	stock options;

•	restricted shares;

•	deferred stock; and

•	dividend equivalents.

     Generally, awards under the Plan may be granted for no consideration other than prior and future services. Awards granted under the Plan may, in the discretion of the Board, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Plan or other plan of our company. The material terms of each award will be set forth in a written award agreement between the grantee and us.

     Stock Options.

     The Board is authorized to grant non-qualified stock options. A stock option allows a grantee to purchase a specified number of shares at a predetermined price during a fixed period measured from the date of grant. The purchase price per share of stock subject to a stock option is the fair market value per share on the date of grant as set forth in the award agreement.

     The Board may adopt procedures allowing each non-employee director to make an election (an “option election”) to receive all or part of his or her directors fees in the form of stock options. The number of shares subject to an option granted pursuant to an option election will equal the amount of directors fees that the non-employee director elects to receive in the form of options divided by the per share value of the option on the date of grant as determined by the Board using a modified Black-Scholes option pricing model or similar option pricing model, and applied on the basis of such risk-free interest rate, expected option life, volatility, average stock price, and other applicable parameters or formulas, as the Board in its sole discretion approves.

     The term of each option will be ten years or such shorter period as determined by the Board and set forth in the award agreement. Options granted pursuant to a non-employee director’s option election will be fully vested and exercisable at any time during the term of the option and, except as otherwise provided in the award agreement, all other options will vest and become exercisable on the third anniversary of the date of grant. Options may be exercised by payment of the purchase price in cash, stock, or through the sale of the shares acquired on exercise of the option through a broker-dealer to whom the grantee submitted an irrevocable notice of exercise and irrevocable instructions to deliver the sales proceeds promptly to our company.

     Except as otherwise provided in an award agreement, if a grantee of an option terminates service as a non-employee director of our company (1) for any reason other than death or disability, the option to the extent vested at termination will remain exercisable for a period of ninety days or (2) by reason of death or disability, the option will immediately vest and remain exercisable for a one-year period. However, in no case will options be exercisable for a period of more than ten years from the date of grant.

     Restricted Shares

     The Board may award restricted shares consisting of shares which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Board lapse. Except as otherwise provided in the award agreement, a grantee receiving restricted shares will have all of the rights of a stockholder of our company, including the right to vote the shares and the right to receive any dividends.

     The Board shall determine the amount, if any, that a grantee must pay for restricted shares. If restricted shares are forfeited, and if the grantee was required to pay for such shares or acquired such restricted shares upon the exercise of a stock option, the grantee shall be deemed to have resold such restricted shares to our company at a price equal to the lesser of (1) the amount paid by the grantee for such restricted shares, or (2) the fair market value per share on the date of such forfeiture.

     Except as otherwise provided in an award agreement, the restrictions on restricted shares will lapse on the third anniversary of the date of grant. Unless otherwise provided in the award agreement, upon termination of service as a non-employee director of our company by reason of death or disability during the restriction period, restricted shares will immediately vest. Upon termination of service for any other reason during the restriction period, restricted shares will be forfeited subject to such exceptions, if any, as are provided in the award agreement.

     Deferred Stock

     The Board may also make deferred stock awards. Deferred stock consists of a right to receive shares at the end of a specified deferral period.

     The Board may adopt procedures allowing each non-employee director to make an election (a “deferral election”) to receive an award of deferred stock in lieu of (1) all or part of his or her directors fees, (2) shares to be delivered upon exercise of an option or upon lapse of restrictions on restricted shares, and (3) dividend equivalents on deferred stock granted pursuant to a deferral election. A non-employee director may also elect to receive unrestricted shares of common stock in lieu of all or any portion of his or her directors fees.

     Awards of deferred stock are subject to such limitations as the Board may impose in the award agreement. Deferred stock awards carry no voting or other rights associated with stock ownership unless and until the shares are actually delivered at the end of the deferral period. Dividend equivalents granted with respect to deferred stock will be deemed to be reinvested in additional shares of deferred stock unless the Board determines to make payment in cash. If a grantee receives an award of deferred stock pursuant to a deferral election, the grantee may elect whether dividend equivalents received with respect to such deferred stock will be paid to the grantee immediately in cash or deemed to be reinvested in additional shares of deferred stock.

     Unless otherwise provided in the award agreement, upon termination of service as a non-employee director of our company by reason of death or disability during the deferral period, deferred stock will become immediately vested and will be promptly settled with delivery of unrestricted shares. Upon termination of service for any other reason during deferral period (except as otherwise provided in the award agreement), deferred stock to the extent not vested will be forfeited and vested deferred stock will be promptly settled with delivery of unrestricted shares. Deferred stock acquired pursuant to a deferral election will be fully vested at all times. All other grants of deferred stock will vest and become nonforfeitable on the third anniversary of the date of grant (or such earlier or later date as set forth in the award agreement).

     Transfer Limitations on Awards

     Awards granted under the Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution. Each award will be exercisable during the grantee’s lifetime only by the grantee or, if permitted under applicable law, by the grantee’s guardian or legal representative. However, transfers of awards for estate planning purposes may be permitted in the discretion of the Board.

Amendment and Termination of the Plan

     The Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

     In addition, subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a grantee under any award granted under the Plan prior to the amendment or termination.

     Unless terminated earlier by the Board, the Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on March 10, 2014. The terms of the Plan shall continue to apply to any award made prior to the termination of the Plan until we have no further obligation with respect to any award granted under the Plan.

Federal Income Tax Consequences

     We believe that under present law the following are the federal tax consequences generally arising with respect to awards granted under the Plan. This summary is for stockholder informative purposes and is not intended to provide tax advice to grantees.

     The grant of an option will create no tax consequences for the grantee or us. Upon exercising an option, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise. We will be entitled to a deduction for the taxable year in which the grantee recognizes ordinary income and for the amount recognized as ordinary income by the grantee. The treatment to a grantee of a disposition of shares acquired upon the exercise of an option will be a short-term or long-term capital gain or loss depending on how long the shares have been held. Generally, there will be no tax consequences to us in connection with a disposition of shares acquired under an option. Different tax rules apply with respect to grantees who are subject to Section 16 of the Securities Exchange Act of 1934 when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute.

     With respect to deferred stock, a grantee must generally recognize ordinary income equal to the fair market value of shares on the date unrestricted shares are received (or constructively received) by the grantee in settlement of such deferred shares. We will be entitled to a deduction in the taxable year in which the grantee recognizes ordinary income for the same amount of ordinary income recognized by the grantee.

     With respect to restricted shares, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. We will be entitled to a deduction for the taxable year in which the grantee recognizes ordinary income in the amount of the ordinary income recognized by the grantee. In certain circumstances, a grantee may elect to be taxed at the time of receipt of restricted shares rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture. If the grantee makes this election, we will be entitled to a deduction for the taxable year in which the grantee recognizes ordinary income in the amount of the ordinary income recognized by the grantee.

     The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Plan. The summary does not address the effects of foreign, state and local tax laws. Because of the variety of awards that may be made under the Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

New Plan Benefits

     Except as noted below, it is not possible to determine how many discretionary grants, nor what types, will be made to grantees in the future under the Plan. It is also not possible to determine how many discretionary grants will vest rather than be forfeited. Therefore, it is not possible to determine with certainty the dollar value or number of shares of our common stock that will be distributed to grantees under the Plan.

     On March 11, 2004, we awarded to our five non-employee directors options to purchase in the aggregate 50,000 shares of our Class A common stock, subject to stockholder approval of the proposal to approve the Plan. The exercise price of such options is $8.03 per share, the closing price of such shares on The Nasdaq National Market on March 11, 2004.

     Giving effect to approval of this proposal and to the awards relating to an aggregate of 50,000 shares of our company’s common stock referenced above, there would be 450,000 additional shares of common stock available for future grants under the Plan. No determinations have been made regarding the persons to whom grants will be made in the future under the Plan or the terms of such grants.

Vote Required

     Adoption of the proposal to approve the Plan requires an affirmative vote of holders of a majority of the voting power represented by shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

The Board of Directors recommends a vote FOR approval of the Non-Employee Directors Equity Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2003 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans.

			Number of Shares of
	Number of Shares of		Common Stock Remaining
	Common Stock To Be		Available for Future
	Issued upon	Weighted-Average	Issuance under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding	Outstanding	(Excluding Common Stock
	Options, Warrants	Options, Warrants	Reflected
Plan Category	and Rights	and Rights	in First Numerical Column)
Equity compensation plans approved by security holders:
2001 Employee Stock Purchase Plan	0	n/a	1,646,267
2003 Incentive Plan	11,743,315 (1)	$17.60	9,253,985
Equity compensation plans not approved by security holders	0	0	0

Total:	11,743,315	n/a	10,900,252

(1)	Represents 3,594,423 shares of Class A common stock and 8,148,892 shares of Class B common stock.

REPORT OF THE AUDIT COMMITTEE

     The functions of the Audit Committee are focused on three areas:

•	the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements.

•	the appointment, compensation, retention and oversight of the Company’s independent auditors.

•	the Company’s compliance with legal and regulatory requirements.

     The Audit Committee operates under a written charter which has been approved by the Board of Directors. A copy of the Audit Committee charter, as amended as of the date hereof, is attached hereto as Annex B.

     The Audit Committee meets with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. The Audit Committee discusses these matters with our independent auditors and with appropriate financial personnel. The Audit Committee regularly (including during the course of each meeting of the Audit Committee) meets privately with both the independent auditors and our financial personnel, each of whom has unrestricted access to the Audit Committee. The Audit Committee also appoints the independent auditors and reviews their performance and independence from management. In addition, the Audit Committee reviews the Company’s financing plans.

     Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. The committee’s responsibility is to monitor and review these processes. However, the committee is not professionally engaged in the practice of accounting or auditing and its members are not experts in the fields of accounting or auditing, including with respect to auditor independence. The committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent accountants.

     In this context, the committee held six meetings during 2003. The meetings were designed, among other things, to facilitate and encourage communication among the committee, management, the internal accountants and our independent accountants for fiscal year 2003, PricewaterhouseCoopers LLP. The committee discussed with our independent accountants the overall scope and plans for their audit. The committee also met with the independent accountants, with and without management present, to discuss the results of their examinations and their evaluations of our internal controls.

     The committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2003 with management and PricewaterhouseCoopers LLP.

     The committee also discussed with the independent accountants matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

     Our independent accountants also provided to the committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with the independent accountants their independence from us. When considering PricewaterhouseCoopers LLP’s independence, the committee considered whether their provision of services to us beyond those rendered in connection with their audit and review of our consolidated financial statements was compatible with maintaining their independence. The committee also reviewed, among other things, the amount of fees paid to PricewaterhouseCoopers LLP for audit and non-audit services.

     Based on the committee’s review and these meetings, discussions and reports, and subject to the limitations on the committee’s role and responsibilities referred to above and in the Audit Committee charter, the committee recommended to the Board of Directors that our audited consolidated financial statements for the fiscal year ended December 31, 2003 be included in our annual report on Form 10-K for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Thomas V. Reifenheiser (Chairman) Craig S. Mitchell Natale S. Ricciardi

ITEM 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent auditors for the 2004 fiscal year. Although stockholder ratification of the Audit Committee’s action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon such appointment.

     A proposal will be presented at the Annual Meeting to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors. A representative of PricewaterhouseCoopers LLP is expected to attend the meeting and will be available to respond to appropriate questions from stockholders.

Fees

     Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories are as follows:

	2003	2002
Audit Fees	$738,000	$645,829
Audit Related Fees	96,687	23,485
Tax Fees	10,000	31,304

	$844,687	$700,618

     Fees for audit services include fees associated with the annual audit, the reviews of our quarterly reports on Form 10-Q, assistance with and review of documents filed with the Securities and Exchange Commission and comfort letters. Audit related fees consist of a controls review and audit related consultation.

     The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by our independent auditor. The policy provides for preapproval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

Changes in Independent Auditors

     On April 19, 2002, we terminated our engagement of Arthur Andersen LLP as our independent auditors. Our termination of Arthur Andersen was approved by our Audit Committee.

     Arthur Andersen’s reports on our financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During either of the years ended December 31, 2001 and 2000 or the period from January 1, 2002 through April 19, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements. Arthur Andersen has expressed no disagreements or differences of opinion regarding any of the kind of events defined as reportable events in Item 304(a)(1)(v) of Regulation S-K.

     We first engaged PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ended December 31, 2002. We did not consult with PricewaterhouseCoopers LLP with respect to either of the years ended December 31, 2001 and 2000 or the period from January 1, 2002 through April 19, 2002 as regards either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was subject to any disagreement or reportable event as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such common stock with the SEC, and to file copies of such reports with us. Based solely upon a review of the copies of such reports filed with us, we believe that during 2003 such reporting persons complied with the filing requirements of said Section 16(a), except that Calvin Craib, an executive officer, failed to file on a timely basis a Form 4 reflecting one transaction, and James M. Carey and John G. Pascarelli, executive officers, each failed to file on a timely basis a Form 5 reflecting one transaction.

ANNUAL REPORT

     Our 2003 Annual Report is being mailed to stockholders together with this proxy statement. No part of such Annual Report shall be regarded a proxy soliciting material or as a communication by means of which any solicitation is being or is to be made. We will provide without charge to any of our stockholders, upon the written request of any such stockholder, a copy of our annual report on Form 10-K for the year ended December 31, 2003, exclusive of exhibits. Requests for such Form 10-K should be sent to Investor Relations, Mediacom Communications Corporation, 100 Crystal Run Road, Middletown, New York 10941, (845) 695-2642.

OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote each proxy in accordance with his judgment on such matters.

2005 STOCKHOLDER PROPOSALS

     Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC. In order for stockholder proposals for the 2005 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement, our Secretary must receive them at our principal executive offices not later than January 15, 2005.

Annex A

The Mediacom Communications Corporation

Non-Employee Directors
Equity Incentive Plan

i

ii

MEDIACOM COMMUNICATIONS CORPORATION
NON-EMPLOYEE DIRECTORS
EQUITY INCENTIVE PLAN

1. Effective Date, Objectives and Duration

     1.1 Effective Date of the Plan. Mediacom Communications Corporation, a Delaware corporation (the “Company”) hereby establishes the Mediacom Communications Corporation Non-Employee Directors Equity Incentive Plan (the “Plan”) as set forth herein effective March 11, 2004 (“Effective Date”), subject to approval by the Company’s stockholders.

     1.2 Objectives of the Plan. The Plan is intended to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

     1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company (“Board”) to amend or terminate the Plan at any time pursuant to Article 9 hereof, until the earlier of March 10, 2014, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

2. Definitions

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

     2.1 “Affiliate” means any Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with the Company.

     2.2 “Award” means Options, Deferred Stock, Restricted Shares, Shares or Dividend Equivalents granted under the Plan.

     2.3 “Award Agreement” means the written agreement by which an Award shall be evidenced.

     2.4 “Board” means the Board of Directors of the Company.

     2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

     2.6 “Common Stock” means the Class A common stock, $0.01 par value, of the Company.

     2.7 “Deferred Stock” means a right, granted under Article 8, to receive Shares at the end of a specified deferral period. Deferred Stock may be subject to forfeiture if the Grantee does not satisfy the conditions set forth in the Award Agreement.

     2.8 “Directors Fees” mean the cash fees earned by a Grantee in his capacity as a Non-Employee Director (including annual retainer fees, meeting fees, fees for service on a committee, and fees for service as chairman of the Board or chairman of a committee of the Board).

     2.9 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

     2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

     2.11 “Fair Market Value” means (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board, and (b) with respect to Shares, unless otherwise determined in the good faith discretion of the Board, as of any date, (i) the closing price on the date of determination reported in the table entitled “New York Stock Exchange Composite Transactions” contained in The Wall Street Journal (or an equivalent successor table) (or, if no sale of Shares was reported for such date, on the most recent trading day prior to such date on which a sale of Shares was reported); (ii) if the Shares are not listed on the New York Stock Exchange, the closing sales price of the Shares on such other national exchange on which the Shares are principally traded, or as reported by the National Market System, or similar organization, as reported in the appropriate table or listing contained in The Wall Street Journal, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Board.

     2.12 “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Board.

     2.13 “Grantee” means a Non-Employee Director who has been granted an Award.

     2.14 “including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

     2.15 “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

     2.16 “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

     2.17 “Option” means an option granted under Article 6 of the Plan.

     2.18 “Option Price” means the price at which a Share may be purchased by a Grantee pursuant to an Option.

     2.19 “Option Term” means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is cancelled.

     2.20 “Period of Restriction” means the period during which Deferred Stock or Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

     2.21 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

     2.22 “Restricted Shares” means Shares that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

     2.23 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

     2.24 “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

     2.25 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

     2.26 “Share” means a share of Common Stock, and such other securities of the Company as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

     2.27 “Termination of Affiliation” occurs on the first day on which a Grantee is for any reason no longer providing services to the Company as a Non-Employee Director.

3. Administration

     3.1 Administered by the Board. Subject to Section 3.2, the Plan shall be administered by the full Board of Directors.

     3.2 Powers of Board. Subject to and consistent with the provisions of the Plan, the full Board has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

          (a) to determine when, to whom and in what types and amounts Awards should be granted;

          (b) to grant Awards to Non-Employee Directors in any number, and to determine the terms and conditions applicable to each Award (including the number of Shares to which an Award will relate, any exercise price, grant price or purchase price, any limitation or restriction, the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, based in each case on such considerations as the Board shall determine);

          (c) to determine the Option Term;

          (d) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares and Deferred Stock shall be forfeited and whether Restricted Shares shall be held in escrow;

          (e) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property;

          (f) to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award may be deferred at the election of the Grantee;

          (g) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

          (h) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

          (i) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

          (j) to appoint such agents as the Board may deem necessary or advisable to administer the Plan;

          (k) to amend any Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Board) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

          (l) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

          (m) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Board may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

          (n) to make adjustments in the terms and conditions of Awards in accordance with Section 4.2);

          (o) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

          (p) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Board may deem necessary or advisable for the administration of the Plan.

          Any action of the Board with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Board may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Board must or may make any determination shall be determined by the Board, and any such determination may thereafter be modified by the Board. The express grant of any specific power to the Board and the taking of any action by the Board, shall not be construed as limiting any power or authority of the Board.

4. Shares Subject to the Plan

     4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan shall be 500,000, all of which Shares shall be available for delivery with respect to all Awards.

     If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award (“Returned Shares”), such Returned Shares shall again be available for grant under the Plan. If any Shares previously held by the Grantee are surrendered and applied as payment in connection with the exercise of an Award (“Surrendered Shares”), such Surrendered Shares shall be added to the number of Shares available for grant under the Plan.

     The Board shall from time to time determine the appropriate methodology for calculating the number of Shares to which an Award relates pursuant to the Plan.

     Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

     4.2 Adjustments in Authorized Shares and Awards. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (d) the number and kind of Shares of outstanding Restricted Shares or relating to any other outstanding Award in connection with which Shares are subject; provided that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

5. Eligibility and General Conditions of Awards

     5.1 Eligibility. Each Person who, on any date on which an Award is to be granted, is a Non-Employee Director shall be eligible to receive an Award hereunder.

     5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

     5.3 General Terms and Termination of Affiliation. Except as provided in an Award Agreement or as otherwise provided below in this Section 5.3, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, at the time of a Termination of Affiliation shall be forfeited to the Company. Except as otherwise provided in an Award Agreement or as otherwise determined by the Board pursuant to 5.3(e):

     (a) Options and SARs.

     (i) If Termination of Affiliation occurs by reason of death or disability, Options will become immediately vested and exercisable upon such Termination of Affiliation and shall remain exercisable for a period of one (1) year following such Termination of Affiliation (but not for more than ten (10) years from the Grant Date of the Award or expiration of the Option Term, if earlier) and shall then terminate.

     (ii) If Termination of Affiliation occurs for any reason other than death or disability, (x) Options which were vested and exercisable immediately before such Termination of Affiliation shall remain exercisable for a period of ninety (90) days following such Termination of Affiliation (but not for more than ten (10) years from the Grant Date of the Award or expiration of the Option Term, if earlier) and shall then terminate, and (y) Options which were not vested and exercisable immediately before such Termination of Affiliation shall be forfeited immediately upon such Termination of Affiliation.

     (b) Restricted Shares.

     (i) If Termination of Affiliation occurs by reason of death or disability, Restricted Shares will become immediately vested.

     (ii) If Termination of Affiliation occurs for any reason other than death or disability, all Restricted Shares that are unvested or still subject to restrictions shall be forfeited by the Grantee and reacquired by the Company, and the Grantee shall sign any document and take any other action required to assign such Shares back to the Company.

     (c) Deferred Stock.

     (i) If Termination of Affiliation occurs by reason of death or disability, Shares subject to a Deferred Stock Award will become immediately vested and thereupon become non-forfeitable and the Company shall, unless otherwise provided in an Award Agreement, promptly settle all Deferred Stock by delivery to the Grantee (or, after his or her death, to his or her estate or personal representative) of a number of unrestricted Shares equal to the aggregate number Shares underlying the Grantee’s Deferred Stock.

     (ii) If Termination of Affiliation occurs for any reason other than death or disability, the Grantee’s Deferred Stock, to the extent not vested immediately before such Termination of Affiliation, will be cancelled and forfeited to the Company; provided, however, to the extent the Grantee’s Deferred Stock is vested, the Company shall, unless otherwise provided in an Award Agreement, promptly settle all such vested Deferred Stock by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of vested Shares underlying the Grantee’s Deferred Stock.

          (d) Dividend Equivalents. If Dividend Equivalents have been credited with respect to any Award and such Award (in whole or in part) is forfeited, all Dividend Equivalents issued in connection with such forfeited Award (or portion of an Award) shall also be forfeited to the Company.

          (e) Waiver by Board. Notwithstanding the foregoing provisions of this Section 5.3, the Board may in its sole discretion as to all or part of any Award as to any Grantee, at the time the Award is granted or any time thereafter, determine that Awards shall become exercisable or vested upon a Termination of Affiliation, determine that Awards shall continue to become exercisable or vested in full or in installments after Termination of Affiliation, extend the period for exercise of Options following Termination of Affiliation (but not beyond ten (10) years from the date of grant of the Option), or provide that any Award of Restricted Shares or Deferred Stock shall in whole or in part not be forfeited upon such Termination of Affiliation.

     5.4 Nontransferability of Awards.

          (a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative.

          (b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Awards may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews or any spouse of any of the foregoing individuals. Such Award may be exercised by such transferee in accordance with the terms of such Award. If so determined by the Board, a Grantee may, in the manner established by the Board, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Board.

     5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Board may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

     5.6 Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award or benefit granted by the Company or any Affiliate under any other plan, program, arrangement, contract or agreement (a “Non-Plan Award”). If an Award is granted in substitution for another Award or any Non-Plan Award, the Board shall require the surrender of such other Award or Non-Plan Award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or Non-Plan Awards may be granted either at the same time as or at a different time from the grant of such other Awards or Non-Plan Awards.

     5.7 Compliance with Rule 16b-3.

          (a) Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Board may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b): (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

          (b) Reformation to Comply with Exchange Act Rules. To the extent the Board determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Board shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Board so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

          (c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Board determines that such compliance is desired. Each member of the Board or person acting on behalf of the Board shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

          (d) Insufficient Number of Shares. If at any date insufficient Shares are available under the Plan for the Award of Options under Article 6, the Award of Restricted Shares under Article 7, and/or the Award of Shares or Deferred Stock under Article 8, the Board shall determine the manner in which such remaining Shares shall be awarded.

     5.8 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Board may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

     5.9 Deferral of Award Payouts. The Board may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option, the lapse or waiver of restrictions with respect to Restricted Shares or the lapse or waiver of the deferral period for Deferred Stock. If any such deferral is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

6. Stock Options

     6.1 Grant of Options. Options granted to Non-Employee Directors shall be made solely in accordance with the terms and conditions set forth in this Article 6.

          (a) Discretionary Option Grants. Subject to and consistent with the provisions of the Plan, the Board may grant Options to any Non-Employee Director in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board.

          (b) Election to Receive Directors Fees in the Form of Options. Pursuant to procedures approved by the Board to implement this subsection (b) and subject to the approval of the Board in its sole discretion, a Non-Employee Director may elect (an “Option Election”) to have all or any portion of his or her Directors Fees be paid as an Award of an Option. An Option Election may be made at any time prior to the date the Directors Fees or any portion thereof would otherwise have been paid in cash, subject to such restrictions and advance written filing requirements as the Company may impose. Each Option Election shall specify the portion of the Directors Fees to be paid as an Award of an Option and shall remain in effect with respect to future Directors Fees until the Non-Employee Director revokes or changes such Option Election. Any such revocation or change shall have prospective application only.

     The Grant Date for each Option granted pursuant to this subsection (b) shall be the date the Directors Fees or portion thereof would otherwise have been paid in cash.

     The number of Shares subject to a Option granted pursuant to this subsection (b) shall be the amount of the Directors Fees or portion thereof that would otherwise have been paid in cash on the Grant Date, divided by the per-Share Modified Black-Scholes Value (as defined below) of the Option as of the Grant Date, rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share (and otherwise rounding down to the next lower whole number of Shares).

     For purposes of this Article 6 “Modified Black-Scholes Value” means the per share fair value of the Option determined using the modified Black-Scholes option pricing model or similar option pricing model, and applied on the basis of such risk-free interest rate, expected option life, volatility, average stock price, and other applicable parameters, or formula therefor, as the Board in its sole discretion approves.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Board shall determine.

     6.3 Terms and Conditions for Options. Each Option and Award thereof shall be subject to the following terms and conditions:

          (a) Non-Employee Director Status. A person must be a Non-Employee Director on the Grant Date of an Option in order to be granted such Option.

          (b) Option Price. The Option Price for each Option shall be 100 percent of the Fair Market Value of a Share on the Grant Date.

          (c) Option Term. The Option Term of each Option shall expire on the tenth anniversary of the Grant Date or such earlier date as the Board may determine.

          (d) Vesting and Exercisability. Each Option granted pursuant to Section 6.1(a) shall become fully vested and exercisable on the third anniversary of the Grant Date, or such earlier or later date as the Board shall determine, and each Option granted pursuant to Section 6.1(b) shall be fully vested and exercisable at any time, or from time to time, throughout the Option Term.

          (e) Method of Exercise. A Grantee may exercise an Option, in whole or in part, during the Option Term, by giving written notice of exercise to the Human Resources Department of the Company, specifying the Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price by any one or any combination of the following means:

          (i) in cash, personal check or wire transfer;

          (ii) by surrendering Mature Shares having a Fair Market Value at the time of exercise equal to the Option Price for Shares being acquired; or

          (iii) subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes-Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares.

     6.4 Exercise of Option for Deferred Stock. A Non-Employee Director who is entitled to make and makes a Deferral Election in accordance with Section 8.4 and who pays the Option Price with Mature Shares may exercise his or her option for an equal number of shares of Deferred Stock in lieu of Shares.

7. Restricted Shares

     7.1 Grant of Restricted Shares. Restricted Shares granted to Non-Employee Directors shall be made solely in accordance with the terms and conditions set forth in this Article 7.

     Subject to and consistent with the provisions of the Plan, the Board, may grant Restricted Shares to any Non-Employee Director in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board.

     7.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Board shall determine.

     7.3 Terms and Conditions for Restricted Shares. Each Award of Restricted Shares shall be subject to the following terms and conditions:

          (a) Non-Employee Director Status. A person must be a Non-Employee Director on the Grant Date in order to be granted an Award of Restricted Shares.

          (b) Period of Restriction. The Period of Restriction for any Award of Restricted Shares will lapse on the third anniversary of the Grant Date or such earlier or later date as the Board may determine. The Board may accelerate the lapse of the Period of Restriction in the event of the Grantee’s Termination of Affiliation.

          (c) Dividends on Restricted Shares. At the time of a grant of Restricted Shares, the Board may require the payment of cash dividends thereon to be deferred and, if the Board so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued.

          (d) Consideration for Restricted Shares. The Board shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

     7.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

     7.5 Escrow; Legends. The Board may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become non-forfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become non-forfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

8. Shares and Deferred Stock

     8.1 Grant of Grant of Shares and Deferred Stock. Shares and Deferred Stock granted to Non-Employee Directors shall be made solely in accordance with the terms and conditions set forth in this Article 8.

     Subject to and consistent with the provisions of the Plan, the Board may grant Shares and/or Deferred Stock to any Non-Employee Director in such number, and upon such terms, and at any time and from time to time as the Board shall determine, including grants at the election of a Grantee to convert Shares to be acquired upon Option exercise or upon lapse of restrictions on Restricted Shares into such Deferred Stock.

     8.2 Award Agreement. Each grant of Deferred Stock shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, if any, the number of shares of Deferred Stock granted, the date such Deferred Stock shall be paid and such other provisions as the Board shall determine.

     8.3 Election to Receive Directors Fees in Shares or Deferred Stock.

          (a) Payment of Directors Fees in Shares. Pursuant to procedures approved by the Board to implement this Section 8.3(a) and subject to the approval of the Board in its sole discretion, a Non-Employee Director may elect (“Share Election”) to be paid all or a portion of his Directors Fees in the form of Shares in lieu of cash. A Share Election may be made at any time prior to the date Directors Fees would otherwise have been paid in cash, subject to such restrictions and advance filing requirements as the Company may impose. Each Share Election shall specify the portion of the Directors Fees to be paid in the form of Shares and shall remain in effect with respect to future Directors Fees until the Non-Employee Director revokes or changes such Share Election. Any such revocation or change shall have prospective application only. Shares delivered pursuant to a Share Election shall be the whole number of Shares determined by dividing the amount of Directors Fees to be paid in Shares by the Fair Market Value of a Share on the date such Directors Fees would otherwise be paid (rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares).

          (b) Payment of Directors Fees in Deferred Stock. A Non-Employee Director who makes a Deferral Election in accordance with Section 8.4 shall receive all or part (as he or she elects) of his or her Directors Fees in the form of a number of shares of Deferred Stock equal to the quotient (rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares) of the amount of Directors Fees to be paid in the form of Deferred Stock divided by the Fair Market Value of a Share on the date such Directors Fees would otherwise be paid in cash.

     8.4 Deferral Elections. Pursuant to procedures approved by the Board to implement this Section 8.4 and subject to the approval of the Board in its sole discretion, a Non-Employee Director may elect (“Deferral Election”) to be paid any or all of the following (“Deferrable Amounts”) in the form of Deferred Stock in lieu of cash or Shares, as applicable: (i) shares to be delivered on exercise of an Option as provided in Section 6.4 or upon lapse of restrictions on Restricted Shares; (ii) Directors Fees as provided in 8.3(b); and (iii) Dividend Equivalents on Deferred Stock, as provided in Section 8.6.

          (a) Timing of Deferral Elections. An initial Deferral Election must be filed with the Human Resources Department of the Company no later than December 31 of the year preceding the calendar year in which the Deferrable Amounts to which the Deferral Election applies would otherwise be paid or delivered, subject to such restrictions and advance filing requirements as the Company may impose; provided that any newly elected or appointed Non-Employee Director may file a Deferral Election not later than 30 days after the date such person first became a Non-Employee Director (or at such later time in the year of such election or appointment as the Board shall permit). A Deferral Election shall be irrevocable as of the filing deadline and shall only apply with respect to Deferrable Amounts otherwise payable after the filing of such election. Each Deferral Election shall remain in effect with respect to subsequently earned Deferrable Amounts unless the Non-Employee Director revokes or changes such Deferral Election. Any such revocation or change shall have prospective application only.

          (b) Content of Deferral Elections. A Deferral Election must specify the following:

     (i) The number of Shares acquired on exercise of an Option or upon lapse of restrictions on Restricted Shares to be paid in Deferred Stock, or the dollar amount or percentage of Directors Fees to be paid in Deferred Stock;

     (ii) the date Shares in settlement of such Deferred Stock shall be paid (subject to such limitations as may be specified by counsel to the Company); and

     (iii) whether Dividend Equivalents on Deferred Stock granted pursuant to the Deferral Election are to be paid to the Grantee in cash or deposited in the form of additional Deferred Stock to the Non-Employee Director’s Deferral Account (as defined in Section 8.5), to be paid at the same time that the Deferred Stock with respect to which such Dividend Equivalents were granted is paid.

     8.5 Deferral Account. The Company shall establish an account (“Deferral Account”) on its books for each Non-Employee Director who receives a grant of Deferred Stock. Deferred Stock shall be credited to the Non-Employee Director’s Deferral Account as of the Grant Date of such Deferred Stock. The Grant Date for an Award of Deferred Stock made pursuant to a Deferral Election shall be the date the Deferrable Amount subject to a Deferral Election would otherwise have been paid to the Grantee in cash or Shares. Deferral Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts. The obligation to make distributions of securities or other amounts credited to Deferral Accounts shall be an unfunded unsecured obligation of the Company.

     8.6 Crediting of Dividend Equivalents. Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to Deferral Accounts on all Deferred Stock credited thereto as of the record date for such dividend or distribution. If the Grantee has elected to receive an immediate cash payment of Dividend Equivalents in a Deferral Election made pursuant to Section 8.4(b)(iii), the Dividend Equivalents granted with respect to the Deferred Stock subject to such Deferral Election shall be paid in cash on the payment date of the dividend or distribution. All other Dividend Equivalents credited to a Grantee’s Deferral Account shall be credited in the form of additional shares of Deferred Stock in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution (rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares) and such additional shares of Deferred Stock shall be subject to the same vesting conditions, and shall be settled at the same time, as the Deferred Stock with respect to which such Dividend Equivalents were granted.

     8.7 Settlement of Deferral Accounts. The Company shall settle a Non-Employee Director’s Deferral Account by delivering to the holder thereof (which may be the Non-Employee Director or his or her beneficiary) a number of Shares equal to the whole number of shares of Deferred Stock then credited to such Deferral Account (or a specified portion in the event of any partial settlement); provided that if less than the value of a whole Share remains in the Deferral Account at the time of any such distribution, the number of Shares distributed shall be rounded up to the next higher whole number of Shares if the fractional portion of a Share remaining is equal to or in excess of one-half Share, and otherwise shall be rounded down to the next lower whole number of Shares. Such settlement shall be made at the time or times specified in the Award Agreement or the applicable Deferral Election; provided that to the extent permitted by the Board, a Non-Employee Director may further defer settlement of the Deferral Account by filing an election with the Human Resources Department of the Company in the calendar year preceding the calendar year in which the Deferred Stock would be payable under the applicable Deferral Election or Award Agreement (or under any prior election to defer settlement of such Deferred Stock) and at least six months before such Deferred Stock would be payable under the applicable Deferral Election or Award Agreement (or under any prior election to defer settlement of such Deferred Stock).

     8.8 Terms and Conditions for Deferred Stock. Each Award of Deferred Stock shall be subject to the following terms and conditions:

          (a) Non-Employee Director Status. A person must be a Non-Employee Director on the Grant Date in order to be granted an Award of Deferred Stock.

          (b) Period of Restriction. The Period of Restriction for any Award of Deferred Stock (other than an Award of Deferred Stock made pursuant to a Deferral Election under Section 8.4) will lapse on the third anniversary of the Grant Date or such earlier or later date as the Board may determine. The Board may accelerate the lapse of the Period of Restriction in the event of the Grantee’s Termination of Affiliation. Deferred Stock granted pursuant to a Deferral Election under Section 8.4 will be fully vested and non-forfeitable at all times.

9. Amendment, Modification, and Termination

     9.1 Amendment, Modification, and Termination. Subject to Section 9.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

     9.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

10. Additional Provisions

     10.1 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

     10.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

     10.3 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     10.4 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

     10.5 Securities Law Compliance.

          (a) If the Board deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Board may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, and any applicable securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

          (b) If the Board determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Board may postpone any such exercise, non-forfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

     10.6 No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement.

     10.7 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for Non-Employee Directors as it may deem desirable.

     10.8 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

     10.9 Share Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Board or a Grantee, the Board may require any Grantee to enter into an agreement providing that certificates representing Shares deliverable or delivered pursuant to an Award shall remain in the physical custody of the Company or such other person as the Board may designate.

     10.10 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Board may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Board otherwise determines.

     10.11 Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

     10.12 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

     10.13 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or Shares or other property pursuant to Awards under this Plan shall be the sole obligation of the Company.

     10.14 No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

     10.15 Stockholder Approval. All Awards granted on or after the Effective Date and prior to the date the Company’s stockholders approve the amended and restated Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

Annex B

MEDIACOM COMMUNICATIONS CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

     The Audit Committee (the “Committee”) will assist the Board of Directors (the “Board”) of Mediacom Communications Corporation (the “Company”) in fulfilling its oversight responsibilities. The Committee will oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In performing its duties, the Committee will maintain effective working relationships with the Board, management, the internal auditors and the independent accountants.

Membership

     The Committee will consist of at least three Directors. The Board shall determine the size of the Committee, appoint its members and fill any vacancies that may occur. Each member of the Committee shall meet the independence and financial literacy requirements of The Nasdaq Stock Market, Inc. and applicable federal law. The members of the Committee may be removed and/or replaced by the Board at any time. Each year, the Board shall determine which members of the Committee are “audit committee financial experts” as defined by the Securities and Exchange Commission (the “SEC”).

Organization

     The Committee will meet at least four times each year, or more frequently as circumstances require. A Committee member will be appointed by the Board to serve as the Chair of the Committee. The Chair of the Committee may call a Committee meeting whenever deemed necessary. The Chair of the Committee will develop, in consultation with management when appropriate, the Committee agenda. The Committee may ask members of management or others to attend meetings and may request any information it deems relevant from management.

     A quorum of the Committee consists of a majority of its members. All actions of the Committee must be approved by a majority vote of the members present, unless there are only two members present, in which case such actions require a unanimous vote.

General Responsibilities

     In carrying out its responsibilities, the Committee shall:

1.	Maintain open communications with the internal auditors, the independent accountants, management and the Board.

2.	Report Committee actions to the full Board and make appropriate recommendations.

3.	In its discretion, conduct or authorize investigations into matters within its scope of responsibility and, if the Committee deems appropriate, retain independent counsel, accountants and other advisers to assist in the conduct of any such investigations. The Committee shall have sole authority to approve related fees and retention terms of such advisers.

4.	Meet with the Company’s independent accountants and management in executive sessions to discuss any matters the Committee or these persons or groups believe should be discussed privately.

5.	Review and reassess the adequacy of the Committee’s charter annually. The Chair of the Committee shall have primary responsibility for such review and reassessment and shall cause the results of such review and reassessment to be recorded in the minutes of the Committee.

6.	Review the interim financial statements with management and the independent accountants prior to the filing of the Company’s Quarterly Reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for the purposes of this review.

7.	Review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

8.	Recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

9.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

10.	Prepare the report of the Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

11.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

12.	Review and discuss with management and the independent accountants (a) any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company and (b) any related party transactions (as defined in the rules of the SEC).

13.	Review periodically with the Company’s counsel any legal and regulatory matters that may have a material effect on the Company’s financial statements.

14.	Perform such other responsibilities and take such other actions as may be required to be performed by the audit committee of the board of directors of a public company under applicable law, regulations or rules of The Nasdaq Stock Market.

Responsibilities Regarding the Engagement of the Independent Accountants and the Appointment of the Internal Auditor

     In carrying out its responsibilities, the Committee shall:

1.	Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting), and have the sole authority, where appropriate, to replace the independent accountants. The independent accountants shall report directly to the Committee.

2.	Review and pre-approve all audit services and all permissible non-audit services to be performed by the independent accountants. The Committee may delegate the authority to grant pre-approvals to one or more designated members of the Committee, with any such pre-approval reported to the Committee at its next regularly scheduled meeting.

3.	Review and concur in the appointment, replacement, reassignment or dismissal of the director of internal audit.

4.	Ensure receipt from the independent accountants of a formal written statement delineating all relationships between such independent accountants and the Company or any other relationships that may adversely affect their independence, and, based on such review, shall assess their independence consistent with Independence Standards Board 1. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact their objectivity and independence and take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

5.	On an annual basis, review the experience and qualifications of key members of the independent accountants and the independent accountant’s quality control procedures.

Responsibilities for Reviewing Internal Audits, the Annual External Audit and the Review of Financial Statements

     In carrying out its responsibilities, the Committee shall:

1.	Request the independent accountants to confirm that they are accountable directly to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.

2.	Review with management significant risks and exposures identified by management and management’s steps to minimize them.

3.	Review the scope of the internal and external audits with the Chief Financial Officer and the independent accountants.

4.	Review with management, the independent accountants and the Chief Financial Officer:

(a)	The Company’s internal controls, including computerized information system controls and security.

(b)	Any significant findings and recommendations made by the independent accountants or internal auditors.

5.	After the completion of the annual audit examination, review with management and the independent accountants:

(a)	The Company’s annual financial statements and related footnotes.

(b)	The independent accountants’ audit of and report on the financial statements.

(c)	The qualitative judgments about the appropriateness and acceptability of accounting principles, including areas where there are alternative accounting policies that could be employed, financial disclosures and underlying estimates.

(d)	Any significant difficulties or disputes with management encountered during the course of the audit.

(e)	Any other matters about the audit procedures or findings that Generally Accepted Accounting Standards require the independent accountants to discuss with the Committee.

6.	Review with management:

(a)	Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information.

(b)	Any changes to the planned scope of the internal audit plan that the Committee thinks advisable.

(c)	The internal audit department’s budget and staffing.

MEDIACOM COMMUNICATIONS CORPORATION
2004 ANNUAL MEETING OF STOCKHOLDERS
This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Rocco B. Commisso and Mark E. Stephan as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to vote all shares of Class A common stock and Class B common stock of Mediacom Communications Corporation held of record by the undersigned at the 2004 Annual Meeting of Stockholders, to be held at Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 24th Floor, New York, New York, at 10:00 a.m. local time, on June 17, 2004, or any adjournment or postponement thereof.

     When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted “FOR” each of the proposals set forth on the reverse side.

(Continued and to be Completed on Reverse Side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

You can now access your Mediacom Communications account online.

Access your Mediacom Communications stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Mediacom Communications, now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1.	Election of Directors

The nominees for the Board of Directors are:
01 02 03 04 05 06 07	Rocco B. Commisso Craig S. Mitchell William S. Morris III Thomas V. Reifenheiser Natale S. Ricciardi Mark E. Stephan Robert L. Winikoff	FOR All Nominees ☐	WITHHELD From All Nominees ☐

(To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.)

		FOR	AGAINST	ABSTAIN
2.	To approve the Non-Employee Directors Equity Incentive Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004.	☐	☐	☐
4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Yes, I plan to attend the 2004 Annual Stockholders Meeting	☐

Dated:                                                                            ,2004

Signature

Signature if held jointly

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

▲ FOLD AND DETACH HERE ▲